UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Voyager Therapeutics, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒ No fee required
☐ Fee paid previously with preliminary materials
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V92120-P46342 VOYAGER THERAPEUTICS, INC. 75 HAYDEN AVENUE LEXINGTON, MA 02421 VOYAGER THERAPEUTICS, INC. 2026 Annual Meeting June 9, 2026 9:00 AM ET You invested in VOYAGER THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 26, 2026 to facilitate timely delivery. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Virtually at: www.virtualshareholdermeeting.com/VYGR2026 Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on June 9, 2026 Vote in Advance of the Meeting Vote by June 8, 2026 11:59 PM ET Visit www.ProxyVote.com Vote Virtually at the Meeting* Date: June 9, 2026 Time: 9:00 AM ET *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V92121-P46342 Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. 1. To elect each of the following nominees to serve as a Class II director until the 2029 annual meeting of stockholders and until his successor is duly elected and qualified, or until his earlier death, resignation, or removal. For Nominees: 01) James A. Geraghty 02) Steven Hyman, M.D. 03) Alfred Sandrock, M.D., Ph.D. 2. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers. For 3. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. For 4. To approve an amendment to the Fifth Amended and Restated Certificate of Incorporation of Voyager Therapeutics, Inc. to increase the number of authorized shares of the Company’s capital stock from 125,000,000 shares to 245,000,000 shares and increase the number of authorized shares of common stock from 120,000,000 shares of common stock to 240,000,000 shares of common stock. For NOTE: The Board of Directors may also transact such other business as may properly come before the meeting or at any and all adjournments or postponements thereof.